EXHIBIT 99.1

FOR IMMEDIATE RELEASE

            RESOURCES CONNECTION, INC. REPORTS THIRD QUARTER RESULTS

      REVENUE OF $187.5 MILLION UP 17% OVER PRIOR YEAR FISCAL THIRD QUARTER

Costa Mesa, Calif., March 28, 2007 -- Resources Connection, Inc. (NASDAQ: RECN), a multinational professional services firm that provides to clients--through its operating subsidiary, Resources Global Professionals--accomplished professionals in accounting and finance, risk management and internal audit, information management, human capital, supply chain management and legal services, today announced financial results for its third quarter ended February 28, 2007.

Total revenue for the third quarter of fiscal 2007 improved 17.0% to $187.5 million from $160.3 million for the same quarter in fiscal 2006. For the nine months ended February 28, 2007, revenue grew 14.4% to a record $535.4 million from $468.0 million for the comparable nine months of the prior fiscal year.

"Resources experienced good momentum in our business through the end of calendar 2006 as a result of strategic investments and successful hiring and that momentum has carried into 2007," said Chairman and CEO of Resources Global Professionals, Donald Murray. "Our international expansion is broadening our reach and this improves client service around the globe and enables us to obtain assignments not available to primarily local competitors."

Effective June 1, 2006, the beginning of the Company's current fiscal 2007, Resources adopted SFAS 123(R), which requires companies to estimate the fair value of share-based awards to employees on the date of the grant using an option-pricing model. Because SFAS 123(R) has been adopted prospectively, net income for the three months and nine months ended February 28, 2007 is not comparable to net income for the three months and nine months ended February 28, 2006.

Net income on a generally accepted accounting principles (GAAP) basis for the quarter ended February 28, 2007, was $13.1 million, or $0.26 per diluted share, reflecting the inclusion of non-cash stock-based compensation expense of $5.0 million on a pre-tax basis, and $1.0 million of tax benefits related to stock-based compensation. Non-GAAP net income for the third quarter of fiscal 2007, excluding stock-based compensation expense and the related income tax effect, was $17.1 million, or $0.33 per diluted share. Net income (on a GAAP basis) for the quarter ended February 28, 2006, prior to the adoption of SFAS 123(R), was $13.8 million, or $0.27 per diluted share.

For the nine months ended February 28, 2007, net income on a GAAP basis was $38.7 million, or $0.77 per diluted share, including non-cash stock-based compensation expense of $14.4 million on a pre-tax basis and $2.3 million of tax benefits related to stock-based compensation. Non-GAAP net income for the first nine months of fiscal 2007, excluding stock-based compensation expense and the related income tax effect, was $50.8 million, or $0.99 per diluted share. Net income (on a GAAP basis) for the nine months ended February 28, 2006, prior to the adoption of SFAS 123(R), was $44.9 million, or $0.87 per diluted share.

ABOUT RESOURCES GLOBAL PROFESSIONALS

Resources Global Professionals, the operating subsidiary of Resources Connection, Inc. (NASDAQ: RECN), is a multinational professional services firm that helps business leaders execute internal initiatives. Working as members of client teams, Resources' professionals solve problems, execute client initiatives and transfer knowledge. Partnering with business leaders, Resources drives internal change across all parts of a global enterprise--finance and accounting, information management, internal audit, human capital, legal services and supply chain management.

Resources Global was founded in 1996 within a Big Four accounting firm. Today, it is a publicly traded company with a market cap exceeding $1.5 billion. The Company's 3,900 professionals from more than 80 practice offices (including an additional 15 offices over the last year and a half), serve over 2,100 clients in more than 50 countries. Headquartered in Costa Mesa, California, Resources Global serves more than half of the Fortune Global 100.

The Company is listed on the NASDAQ Global Select Market. More information about Resources is available at http://www.resourcesglobal.com.

Resources Global was recently honored as one of America's 200 Best Small Companies by Forbes magazine. Selected for the fifth consecutive year, Resources placed #66 on the Forbes list. In September 2006, Resources was named #61 on Fortune magazine's list of 100 Fastest-Growing Companies and in June, Resources placed #21 on BusinessWeek's list of 100 Hot Growth Companies to watch.

Resources will hold a conference call for interested analysts and investors at 5:00 p.m., ET today, March 28, 2007. This conference call will be available for listening via a webcast on the Company's website:
http://www.resourcesglobal.com.

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," or "will" or the negative of these terms or other comparable terminology. Such statements and all phases of Resources Connection's operations are subject to known and unknown risks, uncertainties and other factors, including seasonality, overall economic conditions and other factors and uncertainties as are identified in Resources Connection's Form 10-K for the year ended May 31, 2006 and Form 10-Qs for the quarters ended August 31, 2006 and November 30, 2006 (File No. 0-32113). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Resources Connection's, and its industry's, actual results, levels of activity, performance or achievements may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. The Company undertakes no obligation to update the forward-looking statements in this press release.

The Non-GAAP Income Statement in this release excludes stock-based compensation expense from the following non-GAAP line items: non-GAAP selling, general and administrative expenses, non-GAAP operating income before amortization and depreciation, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share, and non-GAAP diluted shares used in net income per share calculation.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures and the Non-GAAP Income Statement are not based on any comprehensive set of accounting rules or principles. Resources believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Resources' results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Resources' results of operations in conjunction with the corresponding GAAP measures.

Resources believes that the presentation of non-GAAP selling, general and administrative expenses, non-GAAP operating income before amortization and depreciation, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share and non-GAAP diluted shares used in net income per share calculation, when presented in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

For its internal budgeting process, Resources' management uses financial statements that do not include stock-based compensation expense related to employee stock options and employee stock purchases, and the income tax effects thereof. Resources' management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of Resources.

For additional information on the items excluded by Resources Connection, Inc. from one or more of its non-GAAP financial measures, and for additional information regarding these non-GAAP measures, we refer you to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

PRESS CONTACT:
Sarah Lazarus
CL-Media Relations LLC
(978) 369-4478
Sarah@cl-media.com

COMPANY CONTACT:
Steve Giusto, Chief Financial Officer
(714) 430-6500
Steve.Giusto@resources-us.com

                           RESOURCES CONNECTION, INC.
                                INCOME STATEMENT
                    (in thousands, except per share amounts)

                                                   Quarter                     Nine Months
                                              Ended February 28,           Ended February 28,
                                         ---------------------------   ---------------------------
                                             2007           2006           2007           2006
                                         ------------   ------------   ------------   ------------
                                                 (unaudited)                   (unaudited)
Revenue                                  $    187,464   $    160,255   $    535,375   $    467,981
Direct costs of services                      115,938         99,225        326,009        285,046
                                         ------------   ------------   ------------   ------------
Gross profit                                   71,526         61,030        209,366        182,935
Selling, general and administrative
 expenses (1)                                  48,577         38,392        140,033        109,310
                                         ------------   ------------   ------------   ------------
Operating income before amortization
 and depreciation (1)                          22,949         22,638         69,333         73,625
Amortization of
 intangible assets                                318            435          1,080          1,305

Depreciation expense                            1,563            887          4,363          1,924
                                         ------------   ------------   ------------   ------------
Operating income (1)                           21,068         21,316         63,890         70,396
Interest income                                (2,401)        (1,347)        (6,323)        (3,433)
                                         ------------   ------------   ------------   ------------
Income before provision for income
 taxes (1)                                     23,469         22,663         70,213         73,829
Provision for income taxes (2)                 10,370          8,895         31,506         28,977
                                         ------------   ------------   ------------   ------------
Net income (1) (2)                       $     13,099   $     13,768   $     38,707   $     44,852
                                         ============   ============   ============   ============
Diluted net income per share             $       0.26   $       0.27   $       0.77   $       0.87
                                         ============   ============   ============   ============
Diluted shares                                 51,087         51,893         50,565         51,779
                                         ============   ============   ============   ============

(1) Includes $5,018 and $14,381 of expense for the three and nine months ended February 28, 2007, respectively, related to the mandatory requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, effective in the Company's fiscal year 2007. There was no corresponding expense in the three and nine months ended February 28, 2006.

(2) The Company's effective tax rate, absent the impact of the adoption of the requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, was 40% in both the three and nine months ended February 28, 2007, compared to 39.2% and 39.2% for the three and nine months ended February 28, 2006, respectively. The Company's effective tax rate, including the impact of the adoption of the requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, was 44.2% and 44.9% in the three and nine months ended February 28, 2007. The Company cannot recognize a potential tax benefit for certain stock option grants until and unless the holder exercises his or her option and sells the shares. In addition, the Company can only recognize a potential tax benefit for employees' acquisition and subsequent sale of shares purchased through the Company's Employee Stock Purchase Plan if the sale occurs within a certain defined period. Further, under SFAS 123(R), certain potential tax benefits associated with incentive stock options fully vested at the time of adoption of SFAS 123(R) will be recognized as additional paid in capital when and if those options are exercised.

                           RESOURCES CONNECTION, INC.
                            NON-GAAP INCOME STATEMENT
                    (in thousands, except per share amounts)

                                                   Quarter                     Nine Months
                                              Ended February 28,           Ended February 28,
                                         ---------------------------   ---------------------------
                                             2007           2006           2007           2006
                                         ------------   ------------   ------------   ------------
                                                 (unaudited)                   (unaudited)
Revenue                                  $    187,464   $    160,255   $    535,375   $    467,981
Direct costs of services                      115,938         99,225        326,009        285,046
                                         ------------   ------------   ------------   ------------
Gross profit                                   71,526         61,030        209,366        182,935
Selling, general and administrative
 expenses (1)                                  43,559         38,392        125,652        109,310
                                         ------------   ------------   ------------   ------------
Operating income before amortization
 and depreciation (1)                          27,967         22,638         83,714         73,625
Amortization of
 intangible assets                                318            435          1,080          1,305

Depreciation expense                            1,563            887          4,363          1,924
                                         ------------   ------------   ------------   ------------
Operating income (1)                           26,086         21,316         78,271         70,396
Interest income                                (2,401)        (1,347)        (6,323)        (3,433)
                                         ------------   ------------   ------------   ------------
Income before provision for
 income taxes (1)                              28,487         22,663         84,594         73,829
Provision for income taxes (2)                 11,395          8,895         33,837         28,977
                                         ------------   ------------   ------------   ------------
Net income (1) (2)                       $     17,092   $     13,768   $     50,757   $     44,852
                                         ============   ============   ============   ============
Diluted net income per share             $       0.33   $       0.27   $       0.99   $       0.87
                                         ============   ============   ============   ============
Diluted shares (3)                             51,996         51,893         51,306         51,779
                                         ============   ============   ============   ============

     (1) Excludes $5,018 and $14,381 of expense for the three and nine months ended February 28, 2007, respectively, related to the mandatory requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, effective with the Company's first quarter of fiscal 2007. There was no corresponding expense for the three and nine months ended February 28, 2006.

     (2) Excludes tax benefits related to stock based compensation of $1,025 and $2,331 for the three and nine months ended February 28, 2007, respectively. Please refer to footnote (2) on the GAAP Income Statement for further detail.

     (3) Includes 909 and 741 of shares presumed to be repurchased in accordance with the requirements of SFAS 123(R) and SFAS 128 for GAAP computation of diluted number of shares for the three and nine months ended February 28, 2007, respectively.

See table below for reconciliation of net income on a GAAP basis to non-GAAP net income, and diluted net income per share on a GAAP basis to non-GAAP diluted net income per share.

                           RESOURCES CONNECTION, INC.

Following is a reconciliation of net income under GAAP to non-GAAP net income for the three and nine months ended February 28, 2007. There was no corresponding reconciliation necessary for the three and nine months ended February 28, 2006, as the Company had not adopted the accounting required under SFAS 123(R).

                                                         (in thousands,
                                                    except per share amounts)
                                              -------------------------------------
                                                Three months         Nine months
                                                    ended               ended
                                              February 28, 2007   February 28, 2007
                                              -----------------   -----------------
GAAP net income                               $          13,099   $          38,707

Stock-based compensation included in SG&A                 5,018              14,381

Effect of stock-based compensation on
 provision for income taxes                              (1,025)             (2,331)
                                              -----------------   -----------------
Net effect of stock-based compensation                    3,993              12,050
                                              -----------------   -----------------
Non-GAAP net income                           $          17,092   $          50,757
                                              =================   =================

Following is a reconciliation of shares used in the calculation of GAAP to non-GAAP diluted net income per share:

                                                Three months         Nine months
                                                    ended               ended
                                              February 28, 2007   February 28, 2007
                                              -----------------   -----------------
Diluted number of shares used - GAAP                     51,087              50,565

Impact of SFAS 123R                                         909                 741
                                              -----------------   -----------------
Diluted number of shares used -non-GAAP                  51,996              51,306
                                              =================   =================

Following is a reconciliation of GAAP diluted net income per share to non-GAAP diluted net income per share:

                                                Three months         Nine months
                                                    ended               ended
                                              February 28, 2007   February 28, 2007
                                              -----------------   -----------------
GAAP diluted net income per share             $            0.26   $            0.77

Net effect of stock-based compensation
 on diluted net income per share              $            0.07   $            0.22
                                              -----------------   -----------------

Non-GAAP diluted net income per share         $            0.33   $            0.99
                                              =================   =================

                           RESOURCES CONNECTION, INC.
                       SELECTED BALANCE SHEET INFORMATION
                                 (in thousands)

                                              FEBRUARY 28, 2007      MAY 31, 2006
                                              -----------------   -----------------
                                                           (unaudited)
Cash, cash equivalents, short-term
 investments and long-term marketable
 securities                                   $         222,643   $         185,439

Accounts receivable, less allowances          $         107,751   $          90,720

Total assets                                  $         462,752   $         398,611

Current liabilities                           $          67,094   $          66,614

Total stockholders' equity                    $         380,761   $         317,436